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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 28, 2001


                             BUSH INDUSTRIES, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   1-8884                   16-0837346
--------------------------------------------------------------------------------
     (State or other           (Commission File           (I.R.S. Employer
       jurisdiction                 Number)                Identification
    of incorporation)                                           No.)

                                One Mason Drive
                                 P.O. Box 460
                        Jamestown, New York 14702-0460
    -----------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (716) 665-2000

                                      N/A
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     Bush Industries, Inc. (the "Registrant"), entered into an amendment (the "Sixth Amendment"), dated as of December 28, 2001, to that certain Credit and Guarantee Agreement (the "Credit Agreement"), with JPMorgan Chase Bank, as administrative agent for the lenders, and certain other banks. The Sixth Amendment modified certain covenants of the Company under the Credit Agreement, modified the pricing grid to reflect newly permitted ratios, granted a security interest in all domestic tangible personal property and tangible assets of the Company, extended the maturity date under the Credit Agreement from June 30, 2003 to June 30, 2004, and modified the amount of money the Company can borrow under the Credit Agreement from an aggregate $210,000,000 to an aggregate $173,000,000.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          10.1 Sixth Amendment, dated December 28, 2001, to the Credit and Guarantee agreement dated as of June 26, 1997.

          10.2 Collateral Agreement, dated as of December 28, 2001.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BUSH INDUSTRIES, INC.


                                   By: /s/ Robert L. Ayres
                                       ------------------------------------
Date : March 13, 2002                  Robert L. Ayres, President and
                                       Chief Operating Officer

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                                 Exhibit Index

Exhibit No.                       Description
----------                        -----------

   10.1 Sixth Amendment, dated December 28, 2001, to the Credit and Guarantee Agreement dated as of June 26, 1997.

   10.2         Collateral Agreement, dated as of December 28, 2001.